NAVELLIER VARIABLE INSURANCE SERIES FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED FEBRUARY 27, 1998


This Statement of Additional Information, which is not a prospectus, should be read in conjunction with the Prospectus of the Navellier Variable Insurance Series Fund, Inc. (the "Fund"), dated February 27, 1998, a copy of which Prospectus may be obtained, without charge, by contacting the Fund, at its mailing address: One East Liberty, Third Floor, Reno, Nevada 89501; Tel:
1-800-887-8671.


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


GENERAL INFORMATION AND HISTORY...........................................3

INVESTMENT OBJECTIVE AND POLICIES.........................................3

DIRECTORS AND OFFICERS OF THE FUND........................................6

OFFICERS .................................................................7

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................8

THE INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT......................9

THE DISTRIBUTOR..........................................................11

INDEPENDENT ACCOUNTANTS..................................................11

BROKERAGE ALLOCATION AND OTHER PRACTICES.................................11

CAPITAL STOCK AND OTHER SECURITIES.......................................13

PURCHASE, REDEMPTION, AND PRICING OF SHARES..............................13

TAXES    ................................................................14

CALCULATION OF PERFORMANCE DATA..........................................16

FINANCIAL STATEMENTS.....................................................17

APPENDIX ................................................................21


                         GENERAL INFORMATION AND HISTORY

The Fund is a corporation (organized under the laws of the State of Maryland on February 28, 1997) and has commenced regular investment operations as of the date of the Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

     Investment Policies. The investment objective and policies of the Growth Portfolio are described in the "Investment Objective and Policies" section of the Prospectus. The following general policies supplement the information contained in that section of the Prospectus.

     Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing, negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

     Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

     Banker's Acceptances. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

     Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

     Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become liquid and can sometimes be traded as money market securities.

     United States Government Obligations. Securities issued or guaranteed as to principal and interest by the United States government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years, and Treasury bonds generally have a maturity of greater than five years.

     Agencies of the United States government which issue or guarantee obligations include, among others, export-import banks of the United States, Farmers' Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, the Defense Security Assistance Agency of the Department of Defense, and the Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Intermediate Credit Banks, Banks for Cooperatives, and the United States Postal Service. Some of the securities are supported by the full faith and credit of the United States government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

     Investment Restrictions. The Fund's fundamental policies as they affect a Portfolio cannot be changed without the approval of a vote of a majority of the outstanding securities of such Portfolio. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the matter. Such a majority is defined as the lesser of (a) 67% or more of the voting shares of the Fund present at a meeting of shareholders of the Portfolio, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions (except the percentage restrictions on borrowing and illiquid securities -- which percentage must be complied with) and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio.

     The following investment restrictions are fundamental policies of the Fund with respect to the Growth Portfolio and may not be changed except as described above. The Growth Portfolio may not:

     1. Purchase any securities or other property on margin; provided, however, that the Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of securities.

     2. Make cash loans,  except that the Portfolio may purchase  bonds,  notes,
debentures,   or  similar   obligations  which  are  customarily   purchased  by
institutional investors whether publicly distributed or not.

     3. Make securities loans, except that the Portfolio may make loans of its portfolio securities, provided that the market value of the securities subject to any such loans does not exceed 33-1/3% of the value of the total assets (taken at market value) of the Portfolio.

     4. Make investments in real estate or commodities or commodity contracts, including futures contracts, although the Portfolio may purchase securities of issuers which deal in real estate or commodities although this is not a primary objective of the Portfolio.

     5. Invest in oil, gas, or other mineral exploration or development programs, although the Portfolio may purchase securities of issuers which engage in whole or in part in such activities.

     6.  Purchase   securities  of  companies  for  the  purpose  of  exercising management or control.

     7. Participate in a joint or joint and several trading account in securities.

     8. Issue senior  securities or borrow money,  except that the Portfolio may
(i) borrow money only from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests, that might otherwise require the untimely disposition of securities, provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value) of the Portfolio, and (ii) borrow money only from banks for investment purposes, provided that (a) after each such borrowing, when added to any borrowing described in clause (i) of this paragraph, there is an asset coverage of at least 300% as defined in the Investment Company Act of 1940 (the "1940 Act"), and (b) is subject to an agreement by the lender that any recourse is limited to the assets of the Portfolio with respect to which the borrowing has been made. As an operating policy, the Portfolio may not invest in portfolio securities while the amount of borrowing of the Portfolio exceeds 5% of the total assets of the Portfolio.

     9. Pledge, mortgage, or hypothecate the assets of the Portfolio to an extent greater than 10% of the total assets of the Portfolio to secure borrowings made pursuant to the provisions of Item 8 above.

     10. Purchase "restricted securities" (as defined in Rule 144(a)(3) of the Securities Act of 1933), if, as a result of such purchase, more than 10% of the net assets (taken at market value) of the Portfolio would then be invested in such securities nor will the Portfolio invest in illiquid or unseasoned securities if as a result of such purchase more than 5% of the net assets of the Portfolio would be invested in either illiquid or unseasoned securities.

     11. Invest more than 5% of the assets of the Portfolio in securities of any single issuer.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation of the restrictions, except as to the 5%, 10% and 300% percentage restrictions on borrowing specified in Restriction Number 8 above.

     Portfolio Turnover. The Growth Portfolio's annual rate of portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater expenses to the Portfolio, including brokerage commission expenses, dealer mark-ups, and other transaction costs on the sale of securities, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of the Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatment. Because the Growth Portfolio is a new fund portfolio which has not been in operation for a year, no actual turnover rate can be given at this time. The Fund will attempt to limit the annual portfolio turnover rate of the Growth Portfolio to 300% or less, however, this rate may be exceeded if in the Investment Adviser's discretion securities are or should be sold or purchased in order to attempt to increase the Portfolio's performance.

                       DIRECTORS AND OFFICERS OF THE FUND

The following information is provided with respect to each director and officer of the Fund:

                                    Position(s) Held With                       Principal Occupation(s)
Name and Address                    Registrant and its Affiliates               During Past Five Years
----------------                    -----------------------------               ----------------------

Louis G. Navellier                  President                                   CEO and President of
One East Liberty                                                                Navellier & Associates,
Third Floor                                                                     Inc., an investment
Reno, NV 89501                                                                  management company since
Age: 40                                                                         1988; CEO and President
                                                                                of Navellier Management,
                                                                                Inc., one of the Portfolio
                                                                                Managers for the Investment
                                                                                Adviser to this Fund, The
                                                                                Navellier Series Fund and
                                                                                The Navellier Performance
                                                                                Funds; President and CEO
                                                                                of Navellier Securities
                                                                                Corp., the principal
                                                                                underwriter to The Navellier
                                                                                Performance Funds and The
                                                                                Navellier Series Fund; CEO
                                                                                and President of Navellier
                                                                                Fund Management, Inc.,
                                                                                an investment advisory
                                                                                company, since November
                                                                                30, 1995.
Dennis A. Holtorf/1/                Treasurer
One East Liberty
Third Floor
Reno, NV 89501
Age: 50

Dean H. Hamilton                    Director                                    Managing Director, BHJ, LLC,
BHJ, LLC                            Consultant, Navellier                       a consulting firm, since July,
30 Stanford Drive                   & Associates, Inc.                          1992.
Farmington, CT 06032
Age: 57

Robert S. Hardy                     Director                                    President, Zephyr Associates,
Zephyr Associates                                                               a financial software company,
312 Dorla Court                                                                 from April 1994 to present;
Suite 204                                                                       prior thereto, Vice President,
Zephyr Cove, NV 89448                                                           Balch, Hardy, et al., a
Age: 55                                                                         money management company
                                                                                from 1973 - April 1994.

Robert G. Sharp                     Director                                    Director, JMC Corp., a
843 Knapp Drive                                                                 marketing company for
Santa Barbara, CA 93108                                                         annuities and mutual
Age: 62                                                                         funds, May 1995 to present:;
                                                                                President  and Chief
                                                                                Executive Officer, Keyport
                                                                                Life  Insurance Company
                                                                                from 1979 until his retirement
                                                                                in 1993.

     /1/ This person is an interested person affiliated with the Investment Adviser.

                                    OFFICERS

The officers of the Fund are affiliated with the Investment Adviser and receive no salary or fee from the Fund. The Fund's disinterested Directors are each compensated by the Fund with $1,500 for each Board meeting attended and $250 for attendance of any Committee meeting held on a day on which no Board meeting is held. The Directors' fees may be adjusted according to increased responsibilities if the Fund's assets exceed one billion dollars. In addition, each disinterested Director receives reimbursement for actual expenses of attendance at Board of Directors meetings.

The Fund does not expect, in its current fiscal year, to pay aggregate remuneration in excess of $60,000 for services in all capacities to any (a) Director, (b) officer, (c) affiliated person of the Fund (other than the Investment Adviser), (d) affiliated person of an affiliate or principal underwriter of the Fund, or (e) all Directors and officers of the Fund as a group.

The Board of Directors is permitted by the Fund's By-Laws to appoint an advisory committee which shall be composed of persons who do not serve the Fund in any other capacity and which shall have no power to dictate corporate operations or to determine the investments of the Fund. The Fund currently has no advisory committee. The Audit Committee of the Board of Directors is composed of Messrs. Sharp and Hardy. The Pricing Committee is composed of Messrs. Hardy and Holtorf.

                               Remuneration Table


                           Capacity In Which                                            Aggregate Remuneration/*/
                           Remuneration              Aggregate Remuneration/*/          From Registrant
                           Received                  From Registrant                    and Fund Complex
                           --------                  ---------------                    ----------------

Dean H. Hamilton/**/       Director                  N/A                                N/A

Robert S. Hardy            Director                  $6,000                             $6,000

Robert G. Sharp            Director                  $6,000                             $6,000

     /*/ Based on projections for fiscal year 1998.

     /**/ Mr. Hamilton may be deemed to be an "interested person" of the Fund, as that term is defined in the 1940 Act, and consequently will be receiving no compensation from the Fund.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

On January 15, 1998, in order to fulfill the requirements of Section 14(a)(1) of the 1940 Act, one hundred percent (100%) of the issued and outstanding shares of the Growth Portfolio was purchased by Louis G. Navellier under a subscription agreement dated January 15, 1998. Such subscription for acquisition was made for an aggregate of $100,000 allocated 100% to the Growth Portfolio (to purchase 10,000 shares).

              THE INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT

     (a)  The Investment Adviser

     The offices of the Investment Adviser (Navellier & Associates, Inc.) are located at One East Liberty, Third Floor, Reno, Nevada 89501. The Investment Adviser began operation in May 1993 and advises this Fund, The Navellier Series Fund and The Navellier Performance Funds.

     (i) The following individual owns the enumerated shares of outstanding stock of the Investment Adviser and, as a result, maintains control over the Investment Adviser:

                           Shares of Outstanding Stock                          Percentage of Outstanding
Name                       of the Investment Adviser                            Shares
----                       -------------------------                            ------
Louis G. Navellier                  1,000                                               100%

     (ii) The following individual is affiliated with the Investment Adviser:

Name                                        Position
----                                        --------
Louis G. Navellier                          Trustee, President, and Treasurer of The Navellier
                                            Series Fund and The Navellier Performance Funds;
                                            Director, CEO, President, Secretary, and Treasurer of
                                            Navellier Management, Inc.; Director, President, CEO,
                                            Secretary, and Treasurer of Navellier Securities Corp.;
                                            one of the Portfolio Managers of the Navellier Series
                                            Fund and The Navellier Performance Funds.

     (iii) The management fee payable to the Investment Adviser under the terms of the Investment Advisory Agreement (the "Advisory Agreement") between the Investment Adviser and the Fund is payable monthly and is based upon .85% of the Growth Portfolio's average daily net assets. The Investment Adviser has the right, but not the obligation, to waive any portion or all of its management fee, from time to time.

Expenses not expressly assumed by the Investment Adviser under the Advisory Agreement are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund for the account of the Growth Portfolio, the major categories of which relate to taxes, fees to Directors, legal, accounting, and audit expenses, custodian and transfer agent expenses, certain printing and registration costs, and non-recurring expenses, including litigation.

The Advisory Agreement provides that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its investors except for losses (i) resulting from the willful misfeasance, bad faith, or gross negligence on its part, (ii) resulting from reckless disregard by it of its obligations and duties under the Advisory Agreement, or
(iii) a loss for which the Investment Adviser would not be permitted to be indemnified under the Federal Securities laws.

Pursuant to an Administrative Services Agreement, the Investment Adviser receives an annual fee of .25% of the value of the assets under management and provides or is responsible for the provision of certain administrative services to the Fund, including, among others, the preparation and maintenance of certain books and records required to be maintained by the Fund under the Investment Company Act of 1940. The Administrative Services Agreement permits the Investment Adviser to contract out for all of its duties thereunder; however, in the event of such contracting, the Investment Adviser remains responsible for the performance of its obligations under the Administrative Services Agreement. The Investment Adviser has entered into an agreement with Rushmore Trust & Savings, FSB, to perform, in addition to custodian and transfer agent services, some or all administrative services and may contract in the future with other persons or entities to perform some or all of its administrative services. All of these contracted services are and will be paid for by the Investment Adviser out of its fees or assets.

In exchange for its services under the Administrative Services Agreement, the Fund reimburses the Investment Adviser for certain expenses incurred by the Investment Adviser in connection therewith but does not reimburse Investment Adviser (over the amount of the 0.25% annual Administrative Services Fee) to reimburse it for fees Investment Adviser pays to others for administrative services. The agreement also allows Investment Adviser to pay to its delegate part or all of such fees and reimbursable expense payments incurred by it or its delegate.

The Advisory Agreement permits the Investment Adviser to act as investment adviser for any other person, firm, or corporation, and designates the Investment Adviser as the owner of the name "Navellier" or of any use or derivation of the word Navellier. If the Investment Adviser shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Navellier" as part of its title may, solely at the Investment Adviser's option, be withdrawn.

The Fund's organizational expenses have been paid by the Adviser.

     (b)  The Custodian and Transfer Agent

     Rushmore Trust & Savings, FSB, 4922 Fairmont Avenue, Bethesda, Maryland 20814, serves as the custodian of the Fund's portfolio securities and as the Fund's transfer agent and, in those capacities, maintains certain accounting and other records of the Fund and processes requests for the purchase or the redemption of shares, maintains records of ownership for shareholders, and performs certain other shareholder and administrative services on behalf of the Fund.

     (c)  Legal Counsel

     Blazzard, Grodd & Hasenauer, P.C., is legal counsel to the Fund.

                                 THE DISTRIBUTOR

The Fund's Distributor is Navellier Securities Corp., a Delaware corporation organized and incorporated on May 10, 1993. The Fund's shares will be continuously distributed by the Distributor, located at One East Liberty, Third Floor, Reno, Nevada 89501, pursuant to a Distribution Agreement, dated February 27, 1998.

                             INDEPENDENT ACCOUNTANTS

Tait, Weller & Baker, Philadelphia, Pennsylvania, serves as the independent accountants of the Fund and, in such capacity, audits and reports on the Fund's annual financial statements, assists in the preparation of the Fund's federal tax returns and performs other professional accounting, auditing and advisory services when engaged to do so by the Fund.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

In effecting portfolio transactions for the Fund, the Investment Adviser adheres to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services," as defined herein. The Investment Adviser may cause the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer or that any offset of direct expenses of a Portfolio yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities; furnishing analysis and reports concerning issuers, industries, economic facts and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund or to the Investment Adviser are considered to be in addition to and not in lieu of services required to be performed by the Investment Adviser under its contract with the Fund and may benefit both the Fund and other clients of the Investment Adviser or customers of or affiliates of the Investment Adviser. Conversely, brokerage and research services provided by brokers to other clients of the Investment Adviser or its affiliates may benefit the Fund.

If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible, the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price paid by a Portfolio usually includes an undisclosed dealer commission or mark-up. On occasion, securities may be purchased directly from the issuer. There may be customary mark-ups on principal transactions. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Adviser in determining the overall reasonableness of brokerage commissions paid by the Fund. Some portfolio transactions are subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to obtaining best prices and executions, effected through dealers who sell shares of the Fund and/or possibly the VA Contracts and/or VLI Policies.

The Board of Directors of the Fund will periodically review the performance of the Investment Adviser of its respective responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

The Board of Directors will periodically review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. At present, no recapture arrangements are in effect. The Board of Directors will review whether recapture opportunities are available and are legally permissible, and, if so, will determine, in the exercise of their business judgment, whether it would be advisable for the Fund to seek such recapture.

                       CAPITAL STOCK AND OTHER SECURITIES

The rights and preferences attached to the shares of each Portfolio are described in the Prospectus. (See "Description of Shares".) The 1940 Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts, and the election of Directors from the separate voting requirements of the Rule.

                   PURCHASE, REDEMPTION, AND PRICING OF SHARES

Redemption of Shares. The Prospectus, under "Purchases and Redemptions" describes the requirements and methods available for effecting redemption. The Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange or any other applicable exchange, is closed (other than a customary weekend and holiday closing), (b) when trading on the New York Stock Exchange, or any other applicable exchange, is restricted, or an emergency exists as determined by the Securities and Exchange Commission ("SEC") or the Fund so that disposal of the Fund's investments or a fair determination of the net asset values of the Portfolios is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the Portfolio's shareholders.

The Fund normally redeems shares for cash. However, the Board of Directors can determine that conditions exist making cash payments undesirable. If they should so determine (and if a proper election pursuant to Rule 18f-1 of the 1940 Act has been made by the Fund), redemption payments could be made in securities valued at the value used in determining net asset value. There generally will be brokerage and other costs incurred by the redeeming shareholder in selling such securities.

Determination of Net Asset Value. As described in the Prospectus under "Purchases and Redemptions - Valuation of Shares," the net asset value of shares of each Portfolio of the Fund is determined once daily as of 4 p.m. New York time on each day during which the New York Stock Exchange, or other applicable exchange, is open for trading. The New York Stock Exchange is scheduled to be closed for trading on the following days: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Board of Directors of the Exchange reserves the right to change this schedule. In the event that the New York Stock Exchange or the national securities exchanges on which small cap equities are traded adopt different trading hours on either a permanent or temporary basis, the Board of Directors of the Fund will reconsider the time at which net asset value is to be computed.

Valuation of Assets. In determining the value of the assets of any Portfolio of the Fund, the securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price, or, if no sales are reported - as is the case with many securities traded over-the-counter - the last reported bid price. Debt securities (other than short-term obligations, i.e., obligations which have 60 days or less left to maturity, which are valued on the basis of amortized cost) are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Prices provided by a pricing service may be determined without exclusive reliance on quoted prices and take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality of issue, trading characteristics, and other market data. All other securities and assets are valued at their fair value as determined in good faith by the Board of Directors, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Directors.

                                      TAXES

In the case of a "series fund" (that is, a regulated investment company having more than one segregated portfolio of investments the beneficial interests in which are owned by the holders of a separate series of stock), each investment portfolio is treated as a separate corporation for federal income tax purposes. The Fund will be deemed a series fund for this purpose and, thus, each Portfolio will be deemed a separate corporation for such purpose.

Each Portfolio of the Fund intends to qualify as a regulated investment company for federal income tax purposes. Such qualification requires, among other things, that each Portfolio (a) make a timely election to be a regulated investment company, (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities (including options and futures) or foreign currencies, and (c) diversify its holdings so that at the end of each fiscal quarter (i) 50% of the market value of its assets is represented by cash, government securities, securities of other regulated investment companies, and securities of one or more other issuers (to the extent the value of the securities of any one such issuer owned by the Portfolio does not exceed 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than government securities and securities of other regulated investment companies) of any one industry. These requirements may limit the ability of the Portfolios to engage in transactions involving options and futures contracts.

If each Portfolio qualifies as a regulated investment company, it will not be subject to federal income tax on its "investment company taxable income" (calculated by excluding the amount of its net capital gain, if any, and by excluding the dividends-received and net operating loss deductions) or "net capital gain" (the excess of its long-term capital gain over its net short-term capital loss) which is distributed to shareholders. In determining taxable income, however, a regulated investment company holding stock on the record date for a dividend is required to include the dividend in income on the later of the ex-dividend date or the date of acquisition.

Section 817 Diversification Requirements

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that fund contracts such as the VA Contracts and VLI Policies (that is, the assets of the Portfolios), which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M. Failure to satisfy those standards would result in imposition of Federal income tax on a VA Contract or VLI Policy owner with respect to the increase in the value of the VA Contract or VLI Policy. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the VA Contracts and VLI Policies is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

The Treasury  Regulations  amplify the  diversification  standards  set forth in
Section 817(h) and provide an alternative to the provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality shall be treated as a separate issuer.

Each Portfolio will be managed with the intention of complying with these diversification requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which would affect the investment performance of a Portfolio. CALCULATION OF PERFORMANCE DATA

Performance information for each Portfolio may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as total return on the applicable Portfolio.

The average annual total return on such Portfolios represents an annualization of each Portfolio's total return ("T" in the formula below) over a particular period and is computed by finding the current percentage rate which will result in the ending redeemable value ("ERV" in the formula below) of a $1,000 payment ("P" in the formula below) made at the beginning of a one-, five-, or ten-year period, or for the period from the date of commencement of the Portfolio's operation, if shorter ("n" in the formula below). The following formula will be used to compute the average annual total return for the Portfolio:

                                         n
                                P (1 + T) = ERV

In addition to the foregoing, each Portfolio may advertise its total return over different periods of time by means of aggregate, average, year-by-year, or other types of total return figures.

Performance information for the Portfolios shall reflect only the performance of a hypothetical investment in the Portfolios during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the particular Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Each Portfolio may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, or other services, as having the same investment objectives. The total return may also be used to compare the performance of the Portfolio against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's Composite Stock Price Index of 500 stocks ("S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.

As summarized in the Prospectus under the heading "Performance Advertising", the total return and/or yield of a Portfolio may be quoted in advertisements and sales literature.

                              FINANCIAL STATEMENTS

A Statement of Assets and Liabilities of the Growth Portfolio as of January 15, 1998, and the report of Tait, Weller & Baker, Independent Accountants, with respect thereto, is set forth below.


                              TAIT, WELLER & BAKER
                          CERTIFIED PUBLIC ACCOUNTANTS

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Shareholders and Directors
Navellier Growth Portfolio
Reno, Nevada

We have audited the accompanying statement of assets and liabilities of the Navellier Growth Portfolio, a series of shares of Navellier Variable Insurance Series Fund, Inc. (the "Fund") as of January 15, 1998. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the statement of assets and liabilities provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the Navellier Growth Portfolio as of January 15, 1998 in conformity with generally accepted accounting principles.

                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 16, 1998


NAVELLIER GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

January 15, 1998

--------------------------------------------------------------------------------

ASSETS

Cash                                                           $100,000
                                                               --------
         Total assets                                           100,000

LIABILITIES                                                       --
                                                               ________
NET ASSETS

(500,000,000 shares authorized; 10,000 shares
  outstanding)                                                 $100,000
                                                               ========

Net asset value and redemption price per share

$100,000 / 10,000 shares                                       $10.00
                                                               ------


See notes to statement of assets and liabilities



NAVELLIER GROWTH PORTFOLIO
NOTES TO STATEMENT OF ASSETS AND LIABILITIES
January 15, 1998

--------------------------------------------------------------------------------

(1)  ORGANIZATION

     The Navellier Growth Portfolio (the "Portfolio") is a series of The Navellier Variable Insurance Series Fund, Inc. (the "Fund"), a diversified, open-end investment company. The Fund was incorporated on February 28, 1997 as a Maryland Corporation. The Fund and the Portfolio have had no operations through January 15, 1998 other than those relating to organizational matters and the sale and issuance of 10,000 shares at $10.00 per share to the initial shareholder.


                                    APPENDIX

A-1 and P-1 Commercial Paper Ratings

The Growth Portfolio will invest only in commercial paper which, at the date of investment, is rated A-1 by Standard & Poor's Corporation ("S&P") or P- 1 by Moody's Investors Services, Inc. ("Moody's"), or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

The rating P-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.